UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 19, 2005
                                                 --------------


                                    FNB Corp.
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             (Exact Name of Registrant as Specified in its Charter)


     North Carolina                  0-13823                    56-1456589
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(State or Other Jurisdiction      (Commission File            (IRS Employer
   of Incorporation)                  Number)               Identification No.)


101 Sunset Avenue,          Asheboro, North Carolina              27203
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      (Address of Principal Executive Offices)                  (Zip Code)


Registrant's Telephone Number, Including Area Code        (336) 626-8300
                                                  ------------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

     On April 19, 2005, FNB Corp. issued a news release announcing the results of operations for the quarter ended March 31, 2005. A copy of FNB's news release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing made by FNB under the Securities Act of 1933, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits

     The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              FNB CORP.


Date:  April 19, 2005                 By  /s/ Jerry A. Little
                                          --------------------------------------
                                                    Jerry A. Little
                                                    Treasurer and Secretary
                                                    (Principal Financial and
                                                    Accounting Officer)

                                INDEX TO EXHIBITS

     The following exhibits are filed as part of this report:

Exhibit No.   Description
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99.1          News Release dated April 19, 2005.